UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ENVERIC BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ENVERIC BIOSCIENCES, INC.

4851 Tamiami Trail N., Suite 200

Naples, Florida 34103

[●]

Dear Stockholders:

We cordially invite you to attend a special meeting of the stockholders (the “Special Meeting”) of Enveric Biosciences, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), which will be held on [             , 2025] at [10:00 a.m.] Eastern time virtually via a live webcast. You or your proxyholder will be able to attend the virtual Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit questions during the Special Meeting by visiting [●] and entering the 16-digit control number on your proxy card or voting instruction form, as applicable. To register and receive access to the virtual Special Meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement.

Details regarding the Special Meeting and the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of Special Meeting of Stockholders and proxy statement. You are entitled to vote at our Special Meeting and any adjournments, continuations or postponements thereof only if you were a stockholder as of [●] (the “Record Date”).

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the Special Meeting online, please vote as promptly as possible by following the instructions in the accompanying proxy statement to ensure your representation and the presence of a quorum at the Special Meeting. You may vote via the Internet, by telephone, or by signing, dating and returning the accompanying proxy card.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary.

On behalf of the board of directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the Special Meeting online.

If you have any questions regarding the attached proxy statement or need assistance in voting your shares of common stock, please contact our proxy solicitor, Kingsdale Advisors, by telephone at 1-866-581-1570 (stockholders) and 646-741-3433 (brokers, banks and other nominees), or by email at contactus@kingsdaleadvisors.com.

Thank you for your ongoing support of our Company.

By order of the Board of Directors,

Joseph Tucker, PhD
Chief Executive Officer

ENVERIC BIOSCIENCES, INC.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on [            , 2025]

Notice is hereby given that a special meeting of the stockholders (the “Special Meeting”) of Enveric Biosciences, Inc., a Delaware corporation (the “Company”), will be held on [           , 2025] at [10:00 a.m.] Eastern time via a live webcast on the Internet. You will be able to virtually attend the Special Meeting online, vote and submit questions during the Special Meeting by visiting [●] during the meeting. We are holding the Special Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.01 per share (“Common Stock”), including stock held by the Company as treasury shares, at a ratio between 1-for-10 and 1-for-100 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board (the “Reverse Stock Split Proposal”) and included in a public announcement; and

2.	To approve an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”).

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board has determined that Reverse Stock Split Proposal is in the best interest of the Company and its stockholders and has approved the proposal. The Board recommends a vote FOR the Reverse Stock Split Proposal (Proposal 1) and FOR the Adjournment Proposal (Proposal 2).

The Board has fixed the close of business on [●] as the record date for the Special Meeting. Only stockholders of record on the record date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or, continuations(s), or adjournment(s) of the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at our offices during regular business hours for the 10 calendar days prior to the Special Meeting and online during the Special Meeting.

YOUR VOTE AT THE SPECIAL MEETING IS IMPORTANT.

Whether or not you plan to attend the Special Meeting online, we urge you to vote your shares as promptly as possible by Internet, telephone or mail.

On behalf of our entire Board of Directors, we thank you for your continued support.

By order of the Board of Directors,

Joseph Tucker, PhD
Chief Executive Officer

Naples, Florida
[●]

i

ENVERIC BIOSCIENCES, INC.

4851 Tamiami Trail N., Suite 200

Naples, FL 34103

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on [            , 2025]

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” the “Company” or “Enveric” refer to Enveric Biosciences, Inc., a Delaware corporation and its consolidated subsidiary as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.01 per share (“Common Stock”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of Enveric Biosciences, Inc. to be voted at the Company’s Special Meeting of Stockholders (the “Special Meeting”) to be held on [           , 2025], and at any adjournment, continuation or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”). The Special Meeting will be held virtually via a live webcast on the Internet on [●] at [10:00 a.m. Eastern time]. This proxy statement and accompanying form of proxy are dated [●] and are expected to be first sent or given to stockholders on or about [●].

The executive offices of the Company are located at, and the mailing address of the Company is, 4851 Tamiami Trail N., Suite 200, Naples, FL 34103.

The Company will pay the costs of soliciting proxies from stockholders. We have retained Kingsdale Advisors to assist in the solicitation of proxies for a fee of $10,600, plus reimbursement of expenses. In addition to solicitation by mail and by Kingsdale Advisors, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on [●]: Pursuant to SEC rules, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. The Notice of Special Meeting and Proxy Statement are also available at www.proxyvote.com.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Joseph Tucker and Kevin Coveney as your proxy. The proxy will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (“SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the following proposals:

●

The approval of an amendment (the “Reverse Stock Split Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding Common Stock, par value $0.01 per share (the “Common Stock”), including stock held by the Company as treasury shares, at a ratio between 1-for-10 and 1-for-100 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement (such action, the “Reverse Stock Split” and such proposal is referred to herein as the “Reverse Stock Split Proposal”); and

●	The approval of an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”).

Why is the Company electing to effect a reverse stock split?

As reported on the Company’s Current Report on Form 8-K that the Company filed with the SEC on May 17, 2024, and which is incorporated herein by reference, on May 16, 2024, we received a letter from Nasdaq that, for the 30 consecutive business day period from April 4, 2024 through May 15, 2024, the Company’s common stock had not maintained a minimum closing bid price of $1.00 per share (the “Minimum Bid Price Requirement”) required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company had a period of 180 calendar days from May 16, 2024, or until November 12, 2024 (“Compliance Date”), to regain compliance with the Minimum Bid Price Requirement. On November 20, 2024, Nasdaq issued a delisting notice (“Delisting Notice”), indicating that the Company did not satisfy the Minimum Bid Price Requirement by the Compliance Date. We attempted to seek a second 180-day extension however the Delisting Notice indicated that the Company was not eligible for the extension because it did not comply with the $5,000,000 minimum stockholders’ equity initial listing requirement for the Nasdaq Capital Market. The Delisting Notice stated that unless the Company requested an appeal of this determination before Nasdaq’s listing qualifications panel, our Common Stock would be scheduled for delisting from Nasdaq and trading suspended. We timely appealed the determination, which has stayed delisting or suspension of our shares, pending the issuance of a final decision by the panel. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on the Nasdaq Capital Market. There can be no assurance that even if the Reverse Stock Split is effected, we will ultimately regain compliance with the Minimum Bid Price Requirement and all other applicable requirements for continued listing on The Nasdaq Capital Market or that our Common Stock will not be delisted from The Nasdaq Capital Market.

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What is the effect of the Reverse Stock Split?

Our Board has unanimously adopted a resolution declaring advisable, and recommending to our stockholders for their approval, an amendment to our Charter (the “Reverse Stock Split Charter Amendment”) authorizing the Reverse Stock Split at a ratio in the Range, such ratio to be determined by the Board and included in a public announcement, and granting the Board the discretion to file a certificate of amendment to our Charter with the Secretary of State of the State of Delaware effecting the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting or to abandon the Reverse Stock Split altogether. The form of the proposed Reverse Stock Split Charter Amendment is attached to this proxy statement as Annex A. The Reverse Stock Split Charter Amendment will effect the Reverse Stock Split by reducing the number of outstanding shares of Common Stock as compared to the number of outstanding shares immediately prior to the effectiveness of the Reverse Stock Split, but will not increase the par value of Common Stock, and will not change the number of authorized shares of our capital stock. Stockholders are urged to carefully read Annex A. If implemented, the number of shares of our Common Stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our Common Stock outstanding, so that the percentage of our outstanding Common Stock owned by each of our stockholders will remain approximately the same, except to the extent that the Reverse Stock Split could result in some or all of our stockholders receiving one share of Common Stock in lieu of a fractional share.

What are the consequences if the Reverse Stock Split Proposal is not approved by stockholders?

If stockholders fail to approve the Reverse Stock Split Proposal our Board would not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on [●] (“Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, [●] shares of Common Stock were issued and outstanding and entitled to vote.

Who is entitled to vote at the Special Meeting?

Holders of record of our Common Stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at our offices during regular business hours for the 10 calendar days prior to the Special Meeting and online during the Special Meeting.

You do not need to attend the Special Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card or voting through the Internet.

What are the voting rights of the stockholders?

Each share of our Common Stock outstanding as of the record date is entitled to one vote per share on all matters properly brought before the Special Meeting.

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When and where is the Special Meeting and what do I need to be able to attend online?

The Special Meeting will be held on [, 2025], at [10:00 a.m. Eastern time] at [website link]. Any stockholder who owns our Common Stock on the Record Date can attend the Special Meeting online.

You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting [●]. To participate in the virtual meeting, you will need a 16-digit control number included on your proxy card or voting instruction form, as applicable. The meeting webcast will begin promptly at [10:00 a.m. Eastern time]. We encourage you to access the meeting prior to the start time and you should allow ample time for the check-in procedures. Because the Special Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.

How do I cast my vote?

If you are a stockholder of record, there are four ways to vote:

(1)	By Internet at www.proxyvote.com 24 hours a day, seven days a week, until 11:59 p.m. Eastern time on [●] (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you access the website);

(2)	By toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern time on [●] (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you call);

(3)	By completing, signing, dating and mailing your proxy card in the postage-paid envelope we have provided or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

(4)	Online during the Special Meeting at [●]. You will need your 16-digit stockholder control number, which can be found on your proxy card, in hand when you vote online during the Special Meeting.

By completing and submitting a proxy, you will direct the designated persons (known as “proxies”) to vote your stock at the Special Meeting in accordance with your instructions. The Board has appointed Joseph Tucker, our Chief Executive Officer, and Kevin Coveney, our Chief Financial Officer, to serve as the proxies for the Special Meeting.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m. Eastern time on [●]. Proxies submitted by U.S. mail must be received before the start of the Special Meeting.

Your proxy will be voted according to your instructions. If you are a stockholder of record and do not vote via the Internet or telephone or by returning a signed proxy card, your shares will not be voted unless you virtually attend the Special Meeting and vote your shares online. If you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. Similarly, if you sign and submit your proxy card with no instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. We know of no other business to be considered at the Special Meeting.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”):

If you hold shares in street name, the organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. That stockholder of record will provide you with instructions on how to direct your bank, broker or other financial intermediary on how to vote your shares. Internet and telephone instructions will be offered to stockholders owning shares through most banks and brokers. Additionally, if you would like to vote at the Special Meeting via live webcast, you must contact the broker or other nominee who holds your shares and obtain a signed broker’s proxy card giving you the right to vote the shares. You will not be able to vote at the Special Meeting unless you have a signed proxy card from your broker.

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If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under New York Stock Exchange rules. Proposals 1 and 2 are considered “routine” under New York Stock Exchange rules such that your broker, bank or other agent may vote your shares on those proposals in the absence of your voting instructions. Since both Proposal 1 and 2 are routine in nature, there will be no broker non-votes.

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

When you cast your vote on:

Proposal 1:	You may vote FOR the proposal, AGAINST the proposal or ABSTAIN.

Proposal 2:	You may vote FOR the proposal, AGAINST the proposal or ABSTAIN.

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How does the Board recommend I vote on the proposals?

The Board recommends you vote:

●	“FOR” the Reverse Stock Split Proposal; and
●	“FOR” the Adjournment Proposal.

What is a “quorum?”

A quorum is the minimum number of shares required to be present or represented by proxy at the Special Meeting to properly hold a meeting of stockholders and conduct business under our bylaws and Delaware law. The presence, in person or by proxy, of one-third of the voting power of the stock issued, outstanding and entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting. Abstentions will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Special Meeting.

What vote is required to approve each item and how are votes counted?

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1 — Reverse Stock Split Proposal.

Under our Bylaws, any proposal other than an election of directors is decided by a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter, except as otherwise provided by law or the certificate of incorporation. Under Section 242 of the Delaware General Corporation Law, a reverse stock split may be approved by the affirmative vote of a majority of the votes cast by shareholders present in person or by proxy and entitled to vote on a subject matter. Accordingly, to be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the majority of the votes cast by the holders of our Common Stock present virtually or represented by proxy at the Special Meeting and entitled to vote.

Proposal 2 – Adjournment Proposal.	To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the majority of the voting power of the outstanding shares of Common Stock present in person (which would include voting online at the virtual Special Meeting) or represented by proxy at the Special Meeting and entitled to vote on the proposal.

How are abstentions treated?

Abstentions are included in the determination of the number of shares of Common Stock for determining a quorum at the meeting. Abstentions are not included in the tabulation of the voting results on the Reverse Stock Split Proposal and, therefore, will not have an impact on such proposal.

Can I revoke or change my proxy?

You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Special Meeting will be counted), by signing and returning a proxy card or voting instructions form with a later date, or by attending the Special Meeting and voting via the virtual meeting website. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request that your prior proxy is revoked by delivering to the Company’s corporate secretary at 4851 Tamiami Trail N., Suite 200, Naples, Florida 34103 a written notice of revocation prior to the Special Meeting.

If your shares are held in the name of a bank, broker or other nominee, you should check with your bank, broker or other nominee and follow the voting instructions provided. Attendance at the Special Meeting alone will not revoke your proxy.

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Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of the stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What does it mean if I get more than one set of voting materials?

Your shares are probably registered in more than one account. Please follow the separate voting instructions that you received for your shares of Common Stock held in each of your different accounts to ensure that all of your shares are voted.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies, we have engaged Kingsdale Advisors, the proxy solicitation firm hired by the Company, at an approximate cost of $10,600, plus reimbursement of expenses, to solicit proxies on behalf of our Board. Kingsdale Advisors may solicit the return of proxies, either by mail, telephone, e-mail or through personal contact. The fees of Kingsdale Advisors as well as the reimbursement of expenses of Kingsdale Advisors will be borne by us. Our officers, directors and employees may also solicit the return of proxies, either by mail, telephone, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find the voting results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting. The final results will be published in a Current Report on Form 8-K to be filed by us with the SEC within four business days of the meeting.

Whom do I call if I have questions?

If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact the firm assisting us in the solicitation of proxies, Kingsdale Advisors. Brokers, banks and other nominees may call 646-741-3433. Stockholders may call toll free at 1-866-581-1570. Or you may contact Kingsdale Advisors by email at contactus@kingsdaleadvisors.com.

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PROPOSAL 1:

APPROVAL OF THE AMENDMENT

TO THE COMPANY’S AMENDED AND RESTATED CHARTER

TO EFFECT THE REVERSE STOCK SPLIT

Background and Proposed Amendment

Our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), currently authorizes the Company to issue a total of 120,000,000 shares of capital stock, consisting of 100,000,000 shares of Common Stock, and 20,000,000 shares of Preferred Stock.

On December 6, 2024, subject to stockholder approval, the Board approved an amendment to our Charter to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio between 1-for-10 and 1-for-100, including shares held by the Company as treasury shares, with the exact ratio within such range to be determined by the Board of the Company at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 100 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the Company’s Charter to effect the Reverse Stock Split is included as Annex A to this proxy statement (the “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.

Reasons for the Reverse Stock Split

Maintain Nasdaq Listing

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

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As reported on the Company’s Current Report on Form 8-K that the Company filed with the SEC on May 17, 2024, and which is incorporated herein by reference, on May 16, 2024, we received a letter from Nasdaq that, for the 30 consecutive business day period from April 4, 2024 through May 15, 2024, the Company’s common stock had not maintained a minimum closing bid price of $1.00 per share (the “Minimum Bid Price Requirement”) required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company had a period of 180 calendar days from May 16, 2024, or until November 12, 2024 (“Compliance Date”), to regain compliance with the Minimum Bid Price Requirement. On November 20, 2024, Nasdaq issued a delisting notice (“Delisting Notice”), indicating that the Company did not satisfy the Minimum Bid Price Requirement by the Compliance Date. We attempted to seek a second 180-day extension however the Delisting Notice indicated that the Company was not eligible for the extension because it did not comply with the $5,000,000 minimum stockholders’ equity initial listing requirement for the Nasdaq Capital Market. The Delisting Notice stated that unless the Company requested an appeal of this determination before Nasdaq’s listing qualifications panel, our Common Stock would be scheduled for delisting from Nasdaq and trading suspended. We timely appealed the determination, which has stayed delisting or suspension of our shares, pending the issuance of a final decision by the panel.

We believe that the Reverse Stock Split is our best option to meet the criteria to satisfy the Minimum Bid Price Requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the Reverse Stock Split.

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

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Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Charter Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

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Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-100.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;
●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;
●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;
●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;
●	prevailing market conditions;
●	general economic conditions in our industry; and
●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split proposal at the special meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Charter Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares.

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including shares held by the Company as treasury shares, by a Reverse Stock Split ratio between 1-for-10 and 1-for-100. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.01.

As of the Record Date, the Company had [●] shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-[●] or 1-for-[●], the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately [●] shares and [●] shares, respectively.

Effects of the Reverse Stock Split on Authorized Share Capital.

The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split. We are currently authorized to issue a maximum of 100,000,000 shares of our Common Stock. As of the Record Date, there were [●] shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate, which would be dilutive to our current shareholders ownership. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the outstanding shares include warrants, which could be exercised after the Reverse Stock Split Charter Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans.

If the Reverse Stock Split is effected, the terms of equity awards granted under the Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan, as amended (the “Incentive Plan”), including he per share exercise price of options and the number of shares issuable under such options, will be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described herein. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Incentive Plan, as well as any plan limits on the size of such grants will be adjusted and proportionately decreased as a result of the Reverse Stock Split. The number and exercise prices of outstanding warrants that we have issued will be correspondingly adjusted.

Effects of the Reverse Stock Split on Voting Rights.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

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Effects of the Reverse Stock Split on Regulatory Matters.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

●	rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or

●	rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Incentive Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Charter Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split.

Mechanics of the Reverse Stock Split

If the Reverse Stock Split is approved and effected, beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-split shares.

Exchange of Share Certificates

If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, the Transfer Agent will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to the Transfer Agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name. In connection with the Reverse Stock Split, the CUSIP number for the Common Stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares.

Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

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Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.01. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

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As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;
●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Vote Required

The approval of the Reverse Stock Split Proposal requires the affirmative “FOR” vote of the majority of the votes cast by holders of Common Stock entitled to vote on the proposal. Since abstentions are not considered votes cast, they will have no effect on this proposal.

Board Recommendation

Our Board recommends a vote “FOR” the approval of the Reverse Stock Split Proposal.

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PROPOSAL 2:

APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s Common Stock entitled to vote at the Special Meeting is insufficient to approve the Reverse Stock Split, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Reverse Stock Split Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the votes cast will vote against the Reverse Stock Split Proposal, we could adjourn or postpone the Special Meeting without a vote on the Reverse Stock Split Charter Amendment and use the additional time to solicit the holders of those shares to change their vote in favor of the Reverse Stock Split Proposal.

Vote Required

The affirmative “FOR” vote of a majority of the votes cast by the holders of shares of Common Stock present in person (which would include voting online at the virtual Special Meeting) or represented by proxy at the Special Meeting and entitled to vote on this proposal is required to approve this proposal. Since abstentions are not considered votes cast, they will have no effect on this proposal.

Board Recommendation

Our Board recommends that you vote “FOR” the Adjournment Proposal.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock (including shares issuable upon the exercise or conversion of securities that entitle the holders thereof to obtain Common Stock upon exercise or conversion in accordance with the terms thereof) as of November 26, 2024, by:

●	each person known by us to be the beneficial owner of more than five percent of our outstanding shares of Common Stock, of which there are none;

●	each director;

●	each of our named executive officers; and

●	all current directors and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. We deem shares of our common stock which the stockholder has the right to acquire within 60 days of November 26, 2024, whether through the vesting of restricted stock units, or RSUs, or the exercise or conversion of any stock option, convertible security, warrant or other right, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The indication herein that shares are beneficially owned is not an admission on the part of the stockholder that he, she or it is a direct or indirect beneficial owner of those shares.

Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Enveric Biosciences, Inc. 4851 Tamiami Trail N., Suite 200, Naples, FL 34103. As of November 26, 2024, we had 10,169,920 shares of Common Stock outstanding.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Class
Officers and Directors
Joseph Tucker, Ph.D. (1)	59,410	*
Peter Facchini, Ph.D. (2)	39,503	*
Kevin Coveney (3)	6,625	*
Frank Pasqualone (4)	48,733	*
George Kegler (5)	48,053	*
Marcus Schabacker, M.D., Ph.D. (6)	48,053	*
Michael Webb(7)	47,733	*
Sheila DeWitt, Ph.D. (8)	27,845	*
All directors and current executive officers as a group of eight (8) persons (9)	325,955	3.2%

* Represents less than 1%

(1)	Includes 29,258 shares of Common Stock, 12,875 Restricted Stock Units that will vest within 60 days of November 26, 2024, options to purchase 3,987 shares of Common Stock exercisable within 60 days of November 26, 2024, and warrants to purchase 13,290 shares of Common Stock exercisable within 60 days of November 26, 2024.

(2)	Includes 19,720 shares of Common Stock, 5,562 Restricted Stock Units that will vest within 60 days of November 26, 2024, options to purchase 1,994 shares of Common Stock exercisable within 60 days of November 26, 2024, and warrants to purchase 12,227 shares of Common Stock exercisable within 60 days of November 26, 2024.

(3)	All share amounts consist of Common Stock.

(4)	All share amounts consist of Common Stock.

(5)	All share amounts consist of Common Stock.

(6)	All share amounts consist of Common Stock.

(7)	All share amounts consist of Common Stock.

(8)	All share amounts consist of Common Stock.

(9)	Includes 276,020 shares of Common Stock, 18,437 Restricted Stock Units vesting within 60 days of November 26, 2024, options to purchase 5,980 shares of Common Stock exercisable within 60 days of November 26, 2024, and warrants to purchase 25,517 shares of Common Stock exercisable within 60 days of November 26, 2024.

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OTHER MATTERS

The persons designated to vote shares covered by our proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the Special Meeting or any adjournment, continuation or postponements thereof. Management does not expect that any matters other than those referred to in this proxy statement will be presented for action at the Special Meeting or any adjournment, continuation or postponements thereof.

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DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

As previously stated in the Company’s proxy statement filed with the SEC on April 16, 2024, and pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a stockholder proposal (other than for director nominations) submitted for inclusion in our proxy statement for the 2025 Annual Meeting of Stockholders must be delivered to the Company’s Secretary at our corporate office at 4851 Tamiami Trail N, Suite 200, Naples, Florida 34103 no later than December 17, 2024, or, if the date of our 2025 Annual Meeting of Stockholders is more than 30 days from the anniversary date of the 2024 Annual Meeting of Stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials for our 2025 Annual meeting of stockholders.

If you intend to present a proposal at our 2025 Annual Meeting of Stockholders, including director nominations, but you do not intend to have it included in our 2025 Proxy Statement, you must deliver a copy of your proposal to the Company’s Secretary at our corporate office listed above no earlier than January 31, 2025 and no later than the close of business on March 3, 2025. The proposal must contain certain information specified in our Bylaws; provided, however, that in the event that the date of our 2025 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2024 Annual Meeting of Stockholders, your notice will be timely if we receive it no earlier than the close of business on the 120th day prior to the 2025 Annual Meeting and no later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the date on which a public announcement setting forth the date of such meeting is first made. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act no later than March 31, 2025.

Proposals that are not received in a timely manner or in accordance with applicable law will not be voted on at the 2025 Annual Meeting of Stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.

STOCKHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Because we utilize the “householding” rules for Special Meeting materials, stockholders who share the same address will receive only one copy of the Special Meeting materials, unless we receive contrary instructions from any stockholder at that address. If you prefer to receive multiple copies of the Special Meeting materials at the same address you share with other stockholders, additional copies will be provided to you promptly upon request. If you are a stockholder of record, you may obtain additional copies at the same address you share with other stockholders by contacting Broadridge Financial Solutions, Inc., either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Eligible stockholders of record receiving multiple copies of the Special Meeting materials can request householding by contacting Broadridge Financial Solutions, Inc. in the same manner. If you are a beneficial owner and hold your shares in a brokerage or custody account, you can request additional copies of the Special Meeting materials at the same address you share with other stockholders or you can request householding by notifying your broker, bank or other nominee.

Sincerely,

Joseph Tucker, PhD
Chief Executive Officer

Naples, Florida
[DATE]

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ANNEX A

REVERSE STOCK SPLIT CHARTER AMENDMENT

A-1

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ENVERIC BIOSCIENCES, INC.

Enveric Biosciences, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The name of the Corporation is Enveric Biosciences, Inc.

2.	The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

3.	Effective as of [●], New York time, on [●] (the “Effective Time”), each [●] (#) issued and outstanding shares of the Corporation’s Common Stock, par value $0.01 per share, shall be converted into [●] (#) share of the Corporation’s Common Stock, par value $0.01 per share, as constituted following the Effective Time.

4.	The Certificate of Incorporation is hereby amended by adding the following paragraph F to ARTICLE IV:

“F. Reverse Stock Split.

Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”) each share of the Corporation’s common stock, $0.01 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [●] ([●]) shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.01 par value per share, of the Corporation (the “New Common Stock”), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.”

5.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

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[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

IN WITNESS WHEREOF, Enveric Biosciences, Inc. has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [●] day of [●], [●].

ENVERIC BIOSCIENCES, INC.

By:
Name:	Joseph Tucker
Title:	Chief Executive Officer

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ENVB2025SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59994-S03111

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENVERIC BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V59995-S03111

ENVERIC BIOSCIENCES, INC.
Special Meeting of Stockholders
10:00 AM ET
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Joseph Tucker and Kevin Coveney, and each of them (the "Proxies"), as Proxies of the undersigned, with the full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Enveric Biosciences, Inc. that the undersigned is entitled to vote at the Special Meeting, virtually at www.virtualshareholdermeeting.com/ENVB2025SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

Continued and to be signed on reverse side